ArvinMeritor
FY 2008 Fourth Quarter and Full Year Earnings
November 18, 2008

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of
1995. Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,”
“estimate,” “should,” “are likely to be,” “will” and similar expressions. There are risks and uncertainties relating to the planned separation of ArvinMeritor’s LVS business, including the timing and certainty of completion of any transaction, the terms upon which any purchase and sale agreement may be entered into, and whether closing conditions will be met (some of which may not be in the company’s control). In addition, actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions, including the recent global economic crisis; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); whether our liquidity will be affected by declining vehicle volumes in the future; availability and sharply rising cost of raw materials, including steel and oil; OEM program delays; demand for and market acceptance of new and existing products; reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; the financial condition of the company’s suppliers and customers, including potential bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; success and timing of potential divestitures; potential impairment of long-lived assets, including goodwill;
potential adjustment of the value of deferred tax assets; competitive product and pricing pressures; the amount of the company’s debt; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; product liability and warranty and recall claims; rising costs of pension and other post-retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed herein and from time to time in other filings of the company with the SEC.  These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

ArvinMeritor
FY 2008 Fourth Quarter and Full Year Earnings
November 18, 2008

2009 Planning Assumptions
Calendar Year Basis

Other Regions/Metrics

North America

400 - 450

(-25%)

Europe medium & heavy
truck production (000)

200 - 220
(flat)

Class 8 truck production
(000)

-15%

Asia medium & heavy
truck production (000)

170 - 190
(flat)

Trailer production (000)

160 - 180
(flat)

Europe trailer production

115 - 130
(-8%)

Class 5-7 truck production
(000)

Slightly
lower

Steel price change

Flat

S. America M & H truck
production (millions)

Flat

CV aftermarket industry
growth rate ex. pricing

(0.1)%

Europe GDP growth

(0.4)%

U.S. GDP growth

ArvinMeritor
FY 2008 Fourth Quarter and Full Year Earnings
November 18, 2008

2009 Guidance Compared to 2008
Diluted EPS from Continuing Operations Before Special Items(1)

(0.10)

Provision for unforeseen

0.80

Net cost reductions (excl. volume-related labor)

0.15

Lower pension and retiree healthcare expense

(0.30) - (0.40)

Impact of weaker foreign currencies

(0.05)

Higher tax rate

(0.90) - (1.00)

Lower commercial vehicle production globally

(0.15) - (0.20)

Growth investments (Off-highway and CVA)

$0.80 - $1.00

   FY 2009 Guidance

$1.60

FY 2008 Actual

(1)   Guidance assumes that LVS (excluding Wheels) will be treated as a discontinued operation in FY 2009. In addition, guidance is based on our planning assumptions as set forth on side 23.  Should our planning assumptions decline, there can be no assurances this guidance will not be negatively affected. Please see slide 2 –” Forward-Looking
Statements.”

ArvinMeritor
FY 2008 Fourth Quarter and Full Year Earnings
November 18, 2008

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Fiscal Year 2009 Outlook(1)
Continuing Operations Before Special Items(2)

             $      1.00

Free Cash Flow (Con. Ops.)

      $               0.80

Diluted Earnings Per Share

                               75

                               60

Income from Continuing
Operations

                              30%

                               25%

Effective Tax Rate

                           (90)

                            (80)

Interest Expense

                           310

                           290

EBITDA

           $     5,200

      $          4,900

Sales

FY 2009

Full Year Outlook

(in millions except tax rate and EPS)

About breakeven

(1)

Guidance assumes that LVS (excluding Wheels) will be treated as a discontinued operation in FY 2009. In addition, guidance is based on our planning assumptions as set forth on side 23.  Should our planning assumptions decline, there can be no assurances this guidance will not be negatively affected.  Please see slide 2 –” Forward-Looking Statements.”

(2)

Excludes results of expected discontinued operations.  LVS results until closing of a transaction will be included in our GAAP results. The LVS outlook continues to be weak and is  subject to significant risks, including potentially large reductions in volume and significant cash requirements, which could affect our financial condition.